UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 5, 2013

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of Registrant as specified in its charter)

DELAWARE	001-33631	56-2639586
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

700 Louisiana Street, Suite 2060

Houston, TX 77002

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2013, Crestwood Midstream Partners LP (the “Partnership”) filed a Form 8-K disclosing that effective January 18, 2013, William G. Manias, Senior Vice President and Chief Financial Officer of Crestwood Gas Services GP LLC (the “Company”), the general partner of the Partnership, left the Company to pursue other opportunities. At that time, the Partnership and Mr. Manias had not negotiated or agreed to the terms of Mr. Manias’s separation arrangement. The Partnership is filing this Form 8-K to report that the Partnership and Mr. Manias have entered into a Separation Agreement and Release (the “Separation Agreement”) dated February 5, 2013.

The Separation Agreement provides, among other things, that Mr. Manias’s services with the Partnership (any references to the termination of employment with the Partnership includes any employment relationship with the Company, in its capacity as the general partner of the Partnership and Crestwood Holdings Partners, LLC) terminated effective January 18, 2013. Mr. Manias will receive an aggregate of $320,770, of which $150,000 represents severance pay and $170,770 bonus.

The Separation Agreement includes a mutual release of potential claims arising out of or relating to Mr. Manias’s employment with the Partnership and the termination of that employment.

In accordance with the requirements of the federal Age Discrimination in Employment Act of 1967, as amended, the Separation Agreement provides that Mr. Manias has the right to revoke the Separation Agreement within seven days after signing it, and thus, the Separation Agreement is not effective or enforceable until such seven day period has expired.

The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Separation Agreement and Release, dated February 5, 2013, by and among Crestwood Midstream Partners LP, Crestwood Gas Services GP LLC and Crestwood Holdings Partners, LLC and William G. Manias

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Gas Services GP LLC,
its General Partner

Date: February 8, 2013	By:	/s/ Kelly J. Jameson
Kelly J. Jameson,
Senior Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and Release, dated February 5, 2013, by and among Crestwood Midstream Partners LP, Crestwood Gas Services GP LLC, Crestwood Holdings Partners, LLC and William G. Manias